EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Robert Wright, Chief Executive Officer and President of Potbelly Corporation (the “Registrant”), hereby certifies that, to the best of his knowledge on the date hereof:

1.

the Registrant’s Annual Report on Form 10-K for the period ended December 27, 2020 (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 12, 2021	By:	/s/ Robert Wright
Robert Wright
Chief Executive Officer and President